                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                      TO THE HOLDERS OF:
BANK OF                    Corporate Bond-Backed Certificates
  NEW                      Series 1998-CAT-1
 YORK                      Class A-1 Certificates
                           CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: March 01, 2006


INTEREST ACCOUNT
Balance as of September 01, 2005                                                                     $0.00
      Scheduled Income received on securities                                                $1,016,297.00
      Unscheduled Income received on securities                                                      $0.00
      Interest Received on sale of securities                                                        $0.00
LESS:
      Distribution to Class A-1 Holders                                 $1,013,297.00
      Trustee Fees                                                          $2,250.00
      Fees allocated for third party expenses                                 $750.00
Balance as of March 01, 2006                                                 Subtotal                $0.00



PRINCIPAL ACCOUNT
Balance as of September 01, 2005                                                                     $0.00
      Scheduled Principal payment received on securities                                       $827,453.00
      Principal received on sale of securities                                                       $0.00
LESS:
      Distribution to Class A-1 Holders                                   $827,453.00
      Distribution to Swap Counterparty                                         $0.00
Balance as of March 01, 2006                                                 Subtotal                $0.00
                                                                              Balance                $0.00


                UNDERLYING SECURITIES HELD AS OF: March 01, 2006
                          $50,000,000 7.375% Debentures
                                    ISSUED BY
                                 CATERPILLAR INC
                               CUSIP#: 149-123-BE0